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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                  CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: May 3, 2001
Date of Earliest Event Reported: Not Applicable




                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
             (Exact name of registrant as specified in its chapter)




        DELAWARE                           1-8422              95-4083087
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation                   File Number)        Identification No.)


   4500 PARK GRANADA, CALABASAS CA                                 91302
(Address of principal executive offices)                        (Zip Code)






       Registrant's telephone number, including area code: (818) 225-3000


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ITEM 5.  OTHER EVENTS


     Countrywide Credit Industries, Inc. ("CCI"), is hereby filing as Exhibit
99.17 hereto a copy of the Financial Statements and Report of Independent Certified Public Accountants for Countrywide Securities Corporation, a California corporation and a wholly-owned indirect subsidiary of CCI in order to make the financial information contained herein available to the general public.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit No.       Description
    -----------       -----------
      99.17           Financial Statements and Report of Independent Certified
                      Public Accountants for the period beginning March 1, 2000 and ending February 28, 2001.




                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


Dated: May 3, 2001


                                 COUNTRYWIDE CREDIT INDUSTRIES, INC.

                                 By: /s/ Standford L. Kurland

                                 Standford L. Kurland
                                 Executive Managing Director and Chief Operating Officer


                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   99.17       Financial Statements and Report of Independent Certified Public
               Accountants for the period beginning March 1, 2000 and ending
               February 28, 2001.